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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2005

                            VORSATECH VENTURES, INC.
               (Exact name of registrant as specified in charter)

            DELAWARE                000-50601                    N/A
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)

         702-777 HORNBY STREET, VANCOUVER, BC                   V6Z 1S2
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (604) 605-0507


         --------------------------------------------------------------
         (Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 14, 2005, the Company entered into a Share Exchange Agreement whereby the Company will issue 48,879,500 shares of its common stock in exchange for all of the issued and outstanding shares of Synutra, Inc., an Illinois corporation that owns all the registered capital of six foreign owned companies organized under the laws of the People's Republic of China.

Pursuant to the terms of the Agreement, the Company expects there will be approximately 50,000,713 shares of common stock issued and outstanding after giving effect to the Exchange and share cancellation as described in the Share Exchange Agreement attached hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------

10.1              Share Exchange Agreement


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VORSATECH VENTURES INC.


Date:  June 17, 2005                      /s/ Thomas Braun
                                          -----------------------------------
                                          Thomas Braun, President